Commitments and Guarantees	12 Months Ended
Jun. 30, 2013
Commitments and Guarantees

NOTE 16 — COMMITMENTS AND GUARANTEES

Construction and Operating Leases

We have committed $694 million for constructing new buildings, building improvements, and leasehold improvements as of June 30, 2013.

We have operating leases for most U.S. and international sales and support offices and certain equipment. Rental expense for facilities operating leases was $711 million, $639 million, and $525 million, in fiscal years 2013, 2012, and 2011, respectively. Future minimum rental commitments under non-cancellable facilities operating leases in place as of June 30, 2013 are as follows:

(In millions)

Year Ending June 30,

2014	$572
2015	451
2016	349
2017	281
2018	204
Thereafter	605

Total	$2,462

Indemnifications

We provide indemnifications of varying scope and size to certain customers against claims of intellectual property infringement made by third parties arising from the use of our products and certain other matters. We evaluate estimated losses for these indemnifications, and we consider such factors as the degree of probability of an unfavorable outcome and the ability to make a reasonable estimate of the amount of loss. To date, we have not encountered significant costs as a result of these obligations and have not accrued any liabilities related to these indemnifications in our financial statements.